UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): January 26, 2016

EQUITY RESIDENTIAL
(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (312) 474-1300

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 26, 2016 and January 27, 2016, ERP Operating Limited Partnership (“ERP”), a subsidiary and the operating partnership of Equity Residential (“EQR”) through which Equity Residential owns substantially all of its assets, together with certain wholly-owned subsidiaries of ERP (collectively, the “Company”), closed on the sale of all of the assets included in its previously announced sale of a portfolio of 72 multifamily assets, comprising 23,262 apartment units across the United States (the “Starwood Portfolio”) to controlled affiliates of Starwood Capital Group. The sale price for the Starwood Portfolio was $5.365 billion in cash.

The assets comprising the Starwood Portfolio were listed individually in the Current Report on Form 8-K dated October 23, 2015 and filed with the SEC on October 26, 2015 and such list is hereby incorporated by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

On January 27, 2016, EQR issued a press release with regard to the closing described above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by EQR or ERP under the Securities Act of 1933, as amended.
Cautionary Statement Regarding Forward-Looking Statements
Statements in this Current Report on Form 8-K, and other statements that ERP or EQR may make, may contain forward-looking statements that involve numerous risks and uncertainties. The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements included in this communication are based on information available to EQR and ERP on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology, and include, without limitation, EQR’s and ERP’s beliefs and intentions regarding the use of proceeds from the consummation of the aforementioned asset sale transaction. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on EQR’s or ERP’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. None of EQR, ERP or any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond ERP’s and EQR’s control. Neither ERP nor EQR undertake any obligation (and ERP and EQR expressly disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(b)    Pro Forma Financial Information.
Certain required pro forma financial information is attached hereto as Exhibit 99.2

(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 27, 2016.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Equity Residential and ERP Operating Limited Partnership.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date:	January 27, 2016	By:	/s/ Bruce C. Strohm
		Name:	Bruce C. Strohm
		Its:	Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP
BY: EQUITY RESIDENTIAL
ITS GENERAL PARTNER

Date:	January 27, 2016	By:	/s/ Bruce C. Strohm
		Name:	Bruce C. Strohm
		Its:	Executive Vice President and General Counsel